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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 Date of Report
                                November 9, 1999

                        VOICESTREAM WIRELESS CORPORATION
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               (Exact Name of Registrant as Specified in Charter)


                                   Washington
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                 (State or Other Jurisdiction of Incorporation)

            000-25441                                91-1956183
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     (Commission File Number)           (IRS Employer Identification No.)


                              3650 131st Avenue SE
                               Bellevue, WA 98006
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                    (Address of Principal Executive Offices)
                                   (Zip Code)

       Registrant's telephone number, including area code: (425) 653-4600


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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5. OTHER EVENTS

                              FOR IMMEDIATE RELEASE

VOICESTREAM(R) WIRELESS ANNOUNCES $1.5 BILLION OF PRIVATE SENIOR DEBT FINANCING

    BELLEVUE, Wash. (November 9, 1999) -- VoiceStream Wireless Corporation (NASDAQ: VSTR), a leading provider of personal communications services, announced today that it has raised approximately $1.5 billion in proceeds from the issuance of 10 3/8% senior notes and 11 7/8% senior discount notes (the "Notes"). The Notes were issued in a private placement and have not been registered under the Securities Act of 1933, as amended, and may not be offered or sold absent registration or an applicable exemption from the registration requirements of the Act. $1.1 billion of the 10 3/8% senior notes due 2009 were issued at par raising gross proceeds of $1.1 billion. $720 million of the 11 7/8% senior discount notes due 2009 were issued at 56.061% of their principal amount yielding gross proceeds of approximately $403.6 million and will accrete to their principal amount at November 15, 2004 and thereafter will accrue interest at 11 7/8%.

    A portion of the proceeds from the sale of the Notes has been used to repay $400 million principal amount of VoiceStream's 12% senior debentures due 2011, with the balance to be used for working capital and general corporate purposes, including possible future acquisitions. VoiceStream Wireless Holding Corporation, a wholly owned subsidiary of VoiceStream which was formed for purposes of completing the previously announced reorganizations with Omnipoint Corporation and Aerial Communications, Inc., will, upon completion of either of such reorganizations, be the sole obligor of the Notes.

    Based in Bellevue, Wash., VoiceStream Wireless is a leading provider of wireless communications services in the western United States using GSM technology. VoiceStream is also a member of the North American GSM Alliance LLC. The GSM Alliance is a group of U.S. and Canadian digital wireless PCS carriers. The GSM Alliance helps provide seamless GSM wireless communications for their customers in more than 3,500 U.S. and Canadian cities and towns as well as international service.

FOR FURTHER INFORMATION CONTACT:

Investment Community:                              Media:
Ken Prussing                                       John Snyder
VoiceStream Wireless Corporation                   Snyder Buscher Group
(877) 853-8682                                     (206) 652-9704
ken.prussing@VoiceStream.com                       jsnyder@sbgir.com
www.voicestream.com

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www.voicestream.com

                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              VOICESTREAM WIRELESS CORPORATION

                              Dated:  November 9, 1999

                              By   /s/ Alan R. Bender
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                              Alan R. Bender
                              Executive Vice President,
                              General Counsel and Secretary